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                                                                   EXHIBIT 10.35


                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED





CONFIDENTIAL

                             AMENDMENT TO AGREEMENT

        THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective as of October 1, 2005 (the "Amendment Effective Date"), by and between SGX PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and F. HOFFMANN-LA ROCHE LTD, located at Grenzacherstrasse 124, 4070 Basel, Switzerland, and HOFFMANN-LA ROCHE INC., located at 340 Kingsland Street, Nutley, New Jersey 07110, USA ("ROCHE"). SGX and Roche may be referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

        A. Roche and SGX have entered into a Collaboration Agreement (the "Agreement") effective October 1, 2004, under which the Parties have agreed to conduct a collaborative research program.

        B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.

        NOW, THEREFORE, the Parties agree as follows:

1.      AMENDMENT OF THE AGREEMENT

        The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

        1.1 AMEND SECTION 1.7. Section 1.7 of the Agreement is hereby amended to add the following sentence at the end of the section: "Notwithstanding the above, Commercially Reasonable Efforts for an Early Lead Series 2 or Early Lead Series 3 compound means those efforts utilized by Roche for its own internally developed compounds of similar marketing potential, similar scientific potential, at a similar stage of compound life, taking into account other relevant facts."

        1.2 AMEND SECTION 1.28. Section 1.28 of the Agreement is hereby deleted in its entirety and replaced with the following: "Term of the Collaboration" means the period commencing on the Effective Date and terminating on December 31, 2005."

        1.3 AMEND SECTION 2.4(b). Section 2.4(b) of the Agreement is hereby amended to add the following sentences at the end of the section:
"Notwithstanding anything to the contrary in this Agreement, the Parties agree that the chemical series described in Exhibit C of the Collaboration Plan is hereby deemed to be designated by the JSC as an Early Lead Series. Within thirty
(30) days after [...***...], the



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CONFIDENTIAL

JSC will designate whether such Early Lead Series (i) meets the criteria in
Section 1.11(a)(i) ("Early Lead Series 1"); (ii) meets the criteria in
Exhibit D of the Collaboration Plan ("Early Lead Series 2") or (iii) does not meet either of the criteria referred to in (i) or (ii) above ("Early Lead Series 3").

        1.4 AMEND SECTION 3.1(b). Section 3.1(b) of the Agreement is hereby deleted in its entirety and replaced with the following: "During the period between [...***...] and [...***...], Roche will pay to SGX research payments of $[...***...] per calendar quarter, commencing on the Effective Date. Within thirty (30) days after [...***...], Roche will pay to SGX a research payment of $[...***...]. Within thirty days after [...***...], Roche will pay to SGX a research payment of $[...***...] provided that prior to such date, SGX has completed the research activities described in Exhibit E of the Collaboration Plan."

        1.5 AMEND SECTION 3.2(b). Section 3.2(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

        "upon designation by the JSC of Early Lead Series 1        $[...***...]

         upon designation by the JSC of Early Lead Series 2        $[...***...]"



        1.6. AMEND SECTION 5.2(b).The first and second sentences of Section 5.2(b) are hereby deleted and replaced with the following: "[...***...] shall have the first right, at its sole expense, for the preparation, filing, prosecution and maintenance of the patent applications and patents claiming Licensed Compounds. On an Early Lead Series by Early Lead Series basis, in the event that [...***...] elects not to file a patent application covering (i) compounds within an Early Lead Series 1 within twelve (12) months of delivery of such Early Lead Series 1 to Roche, and (ii) compounds within an Early Lead Series 2 or Early Lead Series 3 within eighteen (18) months of delivery of such Early Lead Series 2 or Early Lead Series 3 to Roche, and (iii) Derived Compounds within four (4) years after expiry of the Term of the Collaboration, [...***...] shall have the right, at its expense, to file, prosecute and maintain such patent applications."

        1.7. INSERT NEW EXHIBITS C, D AND E. The agreement is hereby amended to insert as Exhibits C, D and E the Exhibits C, D and E attached to this Amendment.

2.      MISCELLANEOUS

        2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

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CONFIDENTIAL

        2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of Roche and SGX as applicable.

                             F. HOFFMANN-LA ROCHE LTD


                          By: /s/ Robin Breckinridge       /s/ Melanie Frey Wick
                                 -----------------------------------------------

                          Name: Dr. Robin Breckenridge     Dr. Melanie Frey Wick
                                ------------------------------------------------
                                 Global Head Operations
                          Title: and Information           Legal Counsel
                                 -----------------------------------------------



                          HOFFMANN-LA ROCHE INC.


                          By: /s/ Dennis E. Burns          Approv'd As to Form
                              -------------------------    LAW DEPT.

                          Name: Dennis E. Burns            By: /s/ KJJ
                                -----------------------        -----------------
                                 Vice President
                          Title: Global Head of Business Development
                                 -----------------------------------------------



                          SGX PHARMACEUTICALS, INC.


                          By: /s/ Stephen K. Burley
                                ------------------------------------

                          Name: Stephen K. Burley
                                ----------------------------------

                          Title: Chief Scientific Officer
                                 ---------------------------------


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CONFIDENTIAL

                                          EXHIBIT C
                            CHEMICAL SERIES AS OF OCTOBER 1ST 2005

        [...***...]


        [...***...]

        [...***...]


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                                          EXHIBIT D
                                 EARLY LEAD SERIES 2 CRITERIA

        [...***...]

        [...***...]

        [...***...]

        [...***...]

        [...***...]


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                                            EXHIBIT E
                           REQUIRED RESEARCH ACTIVITIES RELATING TO
                                DECEMBER 31ST RESEARCH PAYMENT

        1) [...***...]
        2) [...***...]
        3) [...***...]
        4) [...***...]

*** CONFIDENTIAL TREATMENT REQUESTED